[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1999



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) UTILITIES SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Maura A. Shaughnessy*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* Affiliated with the Investment Adviser
+ Independent Trustee

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 30.81% (including the reinvestment of any distributions). This compares to a -9.12% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500).

The telecommunications sector has continued to be very strong, driven largely by the explosion in Internet and data communications traffic. In addition, companies involved with cellular communications have done very well, as most subscriber numbers were much higher than initially expected. Natural gas stocks, on the other hand, have had their share of ups and downs. The sector benefited indirectly from the rise in oil prices that we saw last spring. But the mild weather this fall has hurt prospects, and stock prices have fallen off somewhat. The worst performers have been electric utilities, which were hammered from all directions. With deregulation, the electric companies -- which typically generate lots of cash -- now have a lot more choices about how to invest their money. And we believe that has made investors nervous because they're not so sure management will do what's best for shareholders. In addition, rising interest rates have made electric stocks less attractive by eroding the value of their dividends. The fact that these stocks have not been growing at very high levels -- like telecommunications stocks -- has also hurt.

A common theme across all three industries has been continued consolidation, especially in the mid-cap arena, which is where the Series tends to focus. And that was a big plus. In the telecommunications sector, we owned shares of MediaOne Group, a cable company whose stock benefited from being acquired by AT&T. We also owned shares of Frontier, the old Rochester Telephone. It was bought out at a premium by Global Crossing, a company that is building fiber-optic networks across the Atlantic. In the natural gas sector, El Paso Energy, one of our investments, bought Sonat, whose stock we also owned. Both stocks rallied as the merger created one of the largest natural gas companies in the country. More recently, MidAmerican Energy, an electric utility, benefited from being bought out by Warren Buffet's company, Berkshire Hathaway. GTE's and Bell Atlantic's stocks did well following the announcement of their merger. MCI WorldCom's pending acquisition of Sprint sent both stocks soaring. Finally, our investments in Mannesmann, a German wireless and wire line company, and Orange PLC, a wireless company in the United Kingdom, did well following Mannesmann's decision to buy Orange.

The Series' international stake also was a positive. During the past six months, we boosted our stake in foreign stocks to 29.2% of net assets. We did this in part because that's where we were finding what we consider to be good values, namely, attractive prices relative to earnings prospects. Plus, we believe there are lots of restructuring opportunities as foreign companies strive to remain competitive in today's global economy. Besides Mannesmann and Orange, our stake in NTT Mobile Communications Network, the big telecommunications player in Japan, did especially well. We also held BCE, the holding company for Bell Canada. BCE has a sizable investment in Northern Telecom, which has had a nice run recently because of increased demand for its telecom equipment, and this has benefited BCE. We recently bought shares in a French company called Vivendi. Half of Vivendi's business is in the waste management and water utility area. The other half is in the media and cellular business. Vivendi is the second-largest competitor in the French cellular market, where we expect to see accelerating penetration growth. We believe, however, that the current stock price does not fully reflect the value of the telecommunications piece of the business. We also think the company is an excellent candidate for restructuring, which we believe would give the stock a boost.

During the year, our stake in U.S. telecommunications grew to approximately 17% of net assets. Our biggest investment was GTE. The stock climbed nicely following the announcement of a buyout by Bell Atlantic. However, not all of our telecommunications names did well. SBC Communications, which is the old Southwestern Bell, had a rough time over the past six months because of uncertainties surrounding its merger with Ameritech. After closing the deal, SBC had to cut earnings. Now that the merger is done, we expect the stock to catch up, especially given SBC's strong standing in the industry.

CMS Energy was a big disappointment. The electric and natural gas utility's stock suffered from fears that regulators would cut rates. There were also concerns that the company would have to issue stock to pay for a purchase. Fortunately, management sold off some assets instead. We expect that once the regulatory issues settle, the stock will get back on track. Williams Cos. was another top holding that tumbled during the period. The company, which is in both the natural gas and telecommunications businesses, decided to spin out part of its telephone operation. As the new stock quickly shot up, many investors who owned Williams for its telecommunications assets decided to take profits. The start-up also has drained Williams' earnings. We held on, however, believing that the company is still worth more than the stock price reflects. Finally, Peco Energy, an electric utility in Philadelphia, saw its stock flounder as the company worked out a merger with Unicom, an electric utility in Chicago. We found the stock attractive because of Peco's great nuclear power assets, above-average wholesale trading business, and aggressive management team, and we decided to increase our stake.

One of our largest new additions was NStar, which is the old Boston Edison. There's a tremendous amount of merger and acquisition activity going on in the Northeast, which could benefit NStar. Plus, we believe the company has an excellent strategy that we believe it is not really getting credit for. Finally, there's strong potential from Nstar's partial ownership of RCN, a telecommunications start-up. Eventually, we expect the electrics to do well. In the meantime, we'll remain flexible and invest wherever we think we find the best values.

     Respectfully,

 /s/ Maura A. Shaughnessy

     Maura A. Shaughnessy
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst charterholder.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Commencement of investment operations: January 3, 1995

Size: $183.0 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to a market indicator. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1999. Index information is from January 1, 1995.)

        MFS Utilities Series    Standard & Poor's|Index Utility
---------------------------------------------------------------
 1/95        $10,000                     $10,000
12/95         13,394                      14,201
12/96         15,874                      14,646
12/97         20,905                      18,258
12/98         24,681                      20,956
12/99         32,285                      19,043

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                      1 Year         3 Years          Life*
-----------------------------------------------------------------------------
Cumulative Total Return              +30.81%        +103.39%       +222.85%
-----------------------------------------------------------------------------
Average Annual Total Return          +30.81%        + 26.70%       + 26.46%
-----------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                      1 Year         3 Years          Life*
-----------------------------------------------------------------------------
Standard & Poor's Utility Index**    - 9.12%        +  9.15%       + 13.75%
-----------------------------------------------------------------------------
 * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1999. Index information is from January 1, 1995.
(+) Average annual rates of return.
 ** Source: Standard and Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in lower-rated securities may provide greater returns, but they are also associated with greater than average risk. These risks may increase share price volatility. Please see a prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 79.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 50.7%
  Business Services - 0.6%
    Adelphia Business Solutions, Inc.*                                  23,200           $  1,113,600
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    Eastern Enterprises Co.                                             21,100           $  1,211,931
-----------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Sierra Pacific Resources                                            92,004           $  1,592,819
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Comcast Corp., "A"                                                   7,700           $    389,331
    MediaOne Group, Inc.*                                               13,600              1,044,650
    Time Warner, Inc.                                                   10,400                753,350
                                                                                         ------------
                                                                                         $  2,187,331
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    USEC, Inc.                                                          39,900           $    279,300
-----------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Coastal Corp.                                                       66,600           $  2,360,138
-----------------------------------------------------------------------------------------------------
  Telecommunications - 17.1%
    Alltel Corp.                                                        10,600           $    876,487
    AT&T Corp.                                                          26,800              1,360,100
    BroadWing, Inc.*                                                   150,318              5,542,976
    CenturyTel, Inc.                                                    54,700              2,591,412
    Completel Holdings LLC, "B"*##                                       3,374                  3,374
    GTE Corp.                                                           81,500              5,750,844
    Insight Communications, Inc.*                                        8,900                263,663
    Intermedia Communications, Inc.*                                    51,200              1,987,200
    MCI WorldCom, Inc.*                                                 47,973              2,545,567
    Metromedia Fiber Network, Inc., "A"*                                40,600              1,946,262
    NEXTEL Communications, Inc.*                                         3,800                391,875
    NTL, Inc.*                                                           8,200              1,022,950
    SBC Communications, Inc.                                            87,365              4,259,044
    Sprint Corp.                                                        17,100              1,151,044
    Time Warner Telecom, Inc.*                                           2,400                119,850
    Tritel, Inc.*                                                          500                 15,844
    UnitedGlobalCom, Inc.*                                               1,400                 98,875
    Williams Communications Group, Inc.*                                15,700                454,319
    Winstar Communications, Inc.*                                       12,600                948,150
    Z-Tel Technologies, Inc.*                                              370                 14,939
                                                                                         ------------
                                                                                         $ 31,344,775
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 19.9%
    AES Corp.*                                                          25,600           $  1,913,600
    Atmos Energy Corp.                                                  54,800              1,119,975
    Calpine Corp.*                                                      21,100              1,350,400
    CMS Energy Corp.                                                   133,200              4,154,175
    DPL, Inc.                                                           32,700                566,119
    DQE, Inc.                                                           57,200              1,980,550
    Duke Energy Corp.                                                   34,800              1,744,350
    El Paso Electric Co.*                                               77,000                755,563
    Illinova Corp.                                                      94,700              3,290,825
    Keyspan Corp.                                                      112,000              2,597,000
    Niagara Mohawk Holdings, Inc.                                       79,000              1,101,062
    NiSource, Inc.                                                      88,200              1,576,575
    Northeast Utilities                                                 31,700                651,831
    NStar Co.                                                           75,400              3,053,700
    Peco Energy Co.                                                    102,700              3,568,825
    Pinnacle West Capital Corp.                                         63,900              1,952,944
    Reliant Energy, Inc.                                                47,200              1,079,700
    Scana Corp.                                                         62,600              1,682,375
    Texas Utilities Co.                                                 33,300              1,184,231
    Unicom Corp.                                                        30,400              1,018,400
                                                                                         ------------
                                                                                         $ 36,342,200
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.9%
    Columbia Energy Group                                               41,250           $  2,609,063
    El Paso Energy Corp.                                                85,900              3,333,994
    Energen Corp.                                                       39,700                717,081
    Enron Corp.                                                         89,300              3,962,687
    Kinder Morgan, Inc.                                                 46,600                940,738
    National Fuel Gas Co.                                               17,500                813,750
    NICOR, Inc.                                                         22,600                734,500
    Williams Cos., Inc.                                                106,700              3,261,019
                                                                                         ------------
                                                                                         $ 16,372,832
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $ 92,804,926
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 29.2%
  Australia - 0.8%
    Cable & Wireless Optus
      (Telecommunications)                                             417,000           $  1,387,498
-----------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Celular CRT Participacoes, Preferred
      (Telecommunications)                                                 505           $     88,179
    Companhia Electricas est Rio de
      Janeiro (Utilities - Electric)*                                  772,600                235,549
    Companhia Energetica do Ceara,
      Preferred "A" (Utilities - Electric)                              70,600                201,546
    Companhia Riogrand Telecomunicacoes,
      Preferred "A" (Utilities - Telephone)                                505                156,763
    Espirito Santo Centrais Eletricas S.A.
      (Utilities - Electric)                                             1,100                 60,976
                                                                                         ------------
                                                                                         $    743,013
-----------------------------------------------------------------------------------------------------
  Canada - 3.5%
    AT&T Canada, Inc. (Telecommunications)*                             35,200           $  1,416,800
    BCE, Inc. (Telecommunications)                                      49,100              4,428,206
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                             13,400                499,150
                                                                                         ------------
                                                                                         $  6,344,156
-----------------------------------------------------------------------------------------------------
  Finland - 1.7%
    Helsingin Puhelin Oyj (Telecommunications)                           9,400           $    782,900
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                                              9,000                337,630
    Sonera Oyj (Telecommunications)                                     27,900              1,912,075
                                                                                         ------------
                                                                                         $  3,032,605
-----------------------------------------------------------------------------------------------------
  France - 1.6%
    Bouygues S.A. (Construction)*                                          977           $    620,864
    Vivendi (Business Services)                                         24,900              2,248,134
                                                                                         ------------
                                                                                         $  2,868,998
-----------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Deutsche Telekom AG (Utilities - Telephone)*                        18,100           $  1,288,755
    Mannesmann AG (Conglomerate)                                        14,750              3,557,707
                                                                                         ------------
                                                                                         $  4,846,462
-----------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Panafon S.A. (Telecommunications)*                                  99,200           $  1,332,560
-----------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    China Telecom Ltd. (Telecommunications)*                           166,000           $  1,035,765
-----------------------------------------------------------------------------------------------------
  Hungary - 1.0%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                    49,100           $  1,767,600
-----------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)                                                       73,575           $  1,903,753
-----------------------------------------------------------------------------------------------------
  Italy - 3.3%
    Enel S.p.A. (Utilities - Electric)*                                173,500           $    726,885
    Telecom Italia Mobile S.p.A. (Telecommunications)                  318,800              3,560,594
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                            123,100                586,397
    Telecom Italia S.p.A. (Telecommunications)                          79,500              1,120,902
                                                                                         ------------
                                                                                         $  5,994,778
-----------------------------------------------------------------------------------------------------
  Japan - 1.9%
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                            95           $  1,627,031
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                  50              1,923,077
                                                                                         ------------
                                                                                         $  3,550,108
-----------------------------------------------------------------------------------------------------
  Netherlands - 2.7%
    Equant N.V. (Computer Software - Services)*                          8,720           $    989,722
    Koninklijke KPN N.V. (Telecommunications)*                           8,235                803,637
    Libertel N.V. (Cellular Telephones)*                                62,600              1,639,156
    United Pan - Europe Communications N.V.
      (Telecommunications)*                                             11,900              1,522,030
                                                                                         ------------
                                                                                         $  4,954,545
-----------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Netia Holdings S.A., ADR (Telecommunications)*                      13,200           $    232,650
-----------------------------------------------------------------------------------------------------
  Spain - 3.5%
    Telefonica de Espana S.A., ADR (Telecommunications)                 49,421           $  3,894,993
    Telefonica Publicidad e Informacion S.A. (Utilities
      - Telephone)                                                      11,500                498,011
    Union Electrica Fenosa S.A. (Utilities - Electric)                 112,200              1,959,361
                                                                                         ------------
                                                                                         $  6,352,365
-----------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    NetCom AB (Telecommunications)*                                     10,200           $    718,022
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Swisscom AG (Telecommunications)*                                    2,000           $    809,198
-----------------------------------------------------------------------------------------------------
  United Kingdom - 3.0%
    British Telecommunications PLC (Telecommunications)*                94,093           $  2,278,274
    Cable & Wireless Communications PLC
      (Telecommunications)*                                             24,900                355,757
    COLT Telecom Group PLC (Telecommunications)*                         9,700                500,421
    COLT Telecom Group PLC, ADR (Telecommunications)*                    3,600                734,400
    Independent Energy Holdings PLC, ADR (Utilities -
      Electric)                                                         31,700              1,056,006
    Jazztel PLC, ADR (Telecommunications)*                               7,340                478,018
    Thus PLC (Internet)*                                                14,040                 88,614
                                                                                         ------------
                                                                                         $  5,491,490
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 53,365,566
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $123,671,003)                                             $146,170,492
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
Bonds - 4.8%
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 4.7%
  Banks and Credit Companies - 0.1%
    Beaver Valley Funding Corp. II, 9s, 2017                           $    75                 74,242
    Midland Funding Corp., 10.33s, 2002                                    121                124,149
                                                                                         ------------
                                                                                         $    198,391
-----------------------------------------------------------------------------------------------------
  Energy
    Ocean Energy, Inc., 8.875s, 2007                                   $   95            $    94,288
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salton Sea Funding Corp., 6.69s, 2000                              $    12           $     11,954
    Salton Sea Funding Corp., 7.84s, 2010                                  100                 95,190
                                                                                         ------------
                                                                                         $    107,144
-----------------------------------------------------------------------------------------------------
  Gas - 0.1%
    CMS Panhandle Holding Co., 6.5s, 2009                              $   130           $    118,871
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Intermedia Communications, Inc., 0s, 2009                          $ 1,575           $    945,000
    Sprint Capital Corp., 6.9s, 2019                                       141                128,237
    Sprint Spectrum LP, 11s, 2006                                          165                182,516
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    30                 28,290
    TXU Eastern Funding Co., 6.75s, 2009                                   150                137,280
    WorldCom, Inc., 8.875s, 2006                                           100                104,957
                                                                                         ------------
                                                                                         $  1,526,280
-----------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.1%
  Federal National Mortgage Association - 0.1%
    FNMA, 7s, 2029                                                     $   102           $     98,410
-----------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 1.8%
  Government National Mortgage Association - 0.6%
    GNMA, 6.5s, 2029                                                   $    39           $     36,408
    GNMA, 7s, 2028                                                         227                219,025
    GNMA, 7.5s, 2025 - 2028                                                662                654,448
    GNMA, 8s, 2025 - 2027                                                  112                112,830
                                                                                         ------------
                                                                                         $  1,022,711
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.2%
    U.S. Treasury Bonds, 5.25s, 2029                                   $   118           $     97,570
    U.S. Treasury Notes, 5.875s, 2004                                       50                 49,024
    U.S. Treasury Notes, 6s, 2009                                        2,098              2,032,437
                                                                                         ------------
                                                                                         $  2,179,031
-----------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                         $  3,201,742
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AEP Generating, 9.82s, 2022                                        $   596           $    679,493
    California Infrastructure, 6.17s, 2003                                 161                160,245
    Connecticut Light & Power Co., 8.59s, 2003                             100                100,384
    Illinois Power Special Purpose Trust, 5.26s, 2003                      183                180,484
    Long Island Lighting Co., 8.2s, 2023                                   150                146,273
    Midamerican Funding LLC, 5.85s, 2001                                   220                217,146
    Midamerican Funding LLC, 6.927s, 2029                                  110                 93,952
    National Rural Utilities Cooperative Finance, 5.75s,
      2008                                                                 313                280,097
    Niagara Mohawk Power Corp., 7.25s, 2002                                151                150,711
    PP&L, Inc., 6.125s, 2001                                               250                248,137
    Seabrook Station, 7.83s, 2019                                           86                 83,896
    Texas Utilities Co., 5.94s, 2001                                       250                245,755
    Toledo Edison Co., 9.5s, 2001                                          140                143,261
                                                                                         ------------
                                                                                         $  2,729,834
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    El Paso Energy Corp., 6.75s, 2009                                  $   375           $    350,100
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $  8,425,060
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                     $    90           $     88,901
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 14s, 2009
      (Telecommunications)                                             $   329           $    187,530
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $    276,431
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $9,138,588)                                                $  8,701,491
-----------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 3.8%
-----------------------------------------------------------------------------------------------------
                                                                        SHARES
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Decs Trust VI, 6.25%                                                12,200           $    567,300
    Global Crossings Ltd., 7.00%##                                       5,900              1,634,300
    UnitedGlobalCom, Inc., 7.00%                                        12,850                769,394
    UnitedGlobalCom, Inc., 7.00%##                                      15,100              1,370,325
                                                                                         ------------
                                                                                         $  4,341,319
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    AES Trust III, 6.75%                                                31,600           $  1,947,350
    Calpine Capital Trust, 5.75%                                        11,400                741,000
                                                                                         ------------
                                                                                         $  2,688,350
-----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $5,521,175)                         $  7,029,669
-----------------------------------------------------------------------------------------------------

Preferred Stocks - 2.4%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Coastal Corp., 6.625%                                               32,900           $    766,981
-----------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Cox Communications, Inc.,"PRIZES"*                                  16,400           $  1,592,850
    Cox Communications, Inc., 0.25%                                     16,275              1,013,119
                                                                                         ------------
                                                                                         $  2,605,969
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    CMS Energy Corp., 8.75%                                             28,900           $    978,987
-----------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $4,169,290)                                     $  4,351,937
-----------------------------------------------------------------------------------------------------
Convertible Bonds - 3.6%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    ADT Operations, Inc., 0s, 2010                                     $   450           $    956,812
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005##                                                           $   680           $    836,400
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    Comcast Corp., 2s, 2029                                            $     9           $    905,450
    Echostar Communications Corp., 4.875s, 2007##                          650                797,875
    Level 3 Communications, Inc., 6s, 2009                                 740              1,028,600
    Liberty Media Group, 4s, 2029##                                        640                812,800
    NTL, Inc., 5.75s, 2009##                                             1,120              1,204,000
                                                                                         ------------
                                                                                         $  4,748,725
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $5,528,323)                                    $  6,541,937
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.6%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/03/00                                $ 5,000           $  4,999,583
    Federal Home Loan Mortgage Corp., due 1/03/00                        5,300              5,299,559
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $ 10,299,142
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $158,327,521)                                        $183,094,668
Other Assets, Less Liabilities - (0.1)%                                                      (125,942)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $182,968,726
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
DECEMBER 31, 1999
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $158,327,521)          $183,094,668
  Investments of cash collateral for securities loaned,
    at value (identified cost, $19,259,346)                        19,259,346
  Cash                                                                477,328
  Foreign currency, at value (identified cost, $5)                          6
  Receivable for Series shares sold                                   349,568
  Receivable for investments sold                                     354,561
  Interest and dividends receivable                                   412,825
  Deferred organization expenses                                           25
  Other assets                                                            167
                                                                 ------------
      Total assets                                               $203,948,494
                                                                 ------------
Liabilities:
  Payable for Series shares reacquired                           $    396,549
  Payable for investments purchased                                 1,318,842
  Collateral for securities loaned, at value                       19,259,346
  Payable to affiliate for management fee                               3,750
  Accrued expenses and other liabilities                                1,281
                                                                 ------------
      Total liabilities                                          $ 20,979,768
                                                                 ------------
Net assets                                                       $182,968,726
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $139,467,178
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                24,767,683
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  16,468,079
  Accumulated undistributed net investment income                   2,265,786
                                                                 ------------
      Total                                                      $182,968,726
                                                                 ============
Shares of beneficial interest outstanding                         7,573,495
                                                                  =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $24.16
                                                                  ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                   $ 2,389,026
    Interest                                                      1,160,548
    Foreign taxes withheld                                          (28,690)
                                                                -----------
      Total investment income                                   $ 3,520,884
                                                                -----------
  Expenses -
    Management fee                                              $   918,261
    Trustees' compensation                                            2,431
    Shareholder servicing agent fee                                  42,857
    Administrative fee                                               14,857
    Custodian fee                                                    54,980
    Printing                                                         70,666
    Auditing fees                                                    32,621
    Legal fees                                                        2,117
    Amortization of organization expenses                             1,837
    Miscellaneous                                                     4,252
                                                                -----------
      Total expenses                                            $ 1,144,879
    Fees paid indirectly                                            (10,644)
    Reimbursement of expenses to investment adviser                  90,114
                                                                -----------
      Net expenses                                              $ 1,224,349
                                                                -----------
        Net investment income                                   $ 2,296,535
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $16,622,059
    Foreign currency transactions                                   (28,433)
                                                                -----------
      Net realized gain on investments and foreign
          currency transactions                                 $16,593,626
                                                                -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $20,081,146
    Translation of assets and liabilities in foreign
      currencies                                                       (787)
                                                                -----------
      Net unrealized gain on investments and foreign
        currency translation                                    $20,080,359
                                                                -----------
        Net realized and unrealized gain on investments
          and foreign currency                                  $36,673,985
                                                                -----------
          Increase in net assets from operations                $38,970,520
                                                                ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                       1999                        1998
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   2,296,535              $   1,283,044
  Net realized gain on investments and foreign currency
    transactions                                             16,593,626                  6,049,822
  Net unrealized gain on investments and foreign
    currency translation                                     20,080,359                  1,544,623
                                                          -------------              -------------
    Increase in net assets from operations                $  38,970,520              $   8,877,489
                                                          -------------              -------------
Distributions declared to shareholders -
  From net investment income                              $  (1,238,327)             $    (517,487)
  From net realized gain on investments and foreign
    currency transactions                                    (6,226,380)                (2,352,812)
                                                          -------------              -------------
    Total distributions declared to shareholders          $  (7,464,707)             $  (2,870,299)
                                                          -------------              -------------
Net increase in net assets from Series share
  transactions                                            $  69,737,127              $  45,571,784
                                                          -------------              -------------
    Total increase in net assets                          $ 101,242,940              $  51,578,974
Net assets:
  At beginning of period                                     81,725,786                 30,146,812
                                                          -------------              -------------
  At end of period (including accumulated undistributed
    net investment income of $2,265,786 and $1,267,568,
    respectively)                                         $ 182,968,726              $  81,725,786
                                                          =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                         -----------------------------------------------------------------       DECEMBER 31,
                                                  1999              1998             1997             1996              1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $19.82            $17.99           $13.66           $12.57             $10.00
                                                ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                      $ 0.38            $ 0.46           $ 0.44           $ 0.55             $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency              5.40              2.68             3.89             1.78               3.00
                                                ------            ------           ------           ------             ------
      Total from investment operations          $ 5.78            $ 3.14           $ 4.33           $ 2.33             $ 3.39
                                                ------            ------           ------           ------             ------
Less distributions declared to shareholders -
  From net investment income                    $(0.24)           $(0.24)          $ --             $(0.35)            $(0.24)
  From net realized gain on
    investments and foreign currency
    transactions                                 (1.20)            (1.07)            --              (0.88)             (0.58)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                --               --              (0.01)              --
                                                ------            ------           ------           ------             ------
      Total distributions declared to
        shareholders                            $(1.44)           $(1.31)          $ --             $(1.24)            $(0.82)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $24.16            $19.82           $17.99           $13.66             $12.57
                                                ======            ======           ======           ======             ======
Total return                                    30.81%            18.06%           31.70%           18.51%             33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.01%             1.01%            1.00%            1.00%              1.00%+
  Net investment income                          1.88%             2.48%            2.92%            4.19%              3.66%+
Portfolio turnover                                134%              133%              69%             121%                94%
Net assets at end of period (000
  Omitted)                                    $182,969           $81,726          $30,147           $9,572             $2,373

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                       $ 0.40            $ 0.47           $ 0.41           $ 0.32             $ 0.17
    Ratios (to average net assets):
      Expenses##                                 0.94%             0.98%            1.20%            2.75%              3.08%+
      Net investment income                      1.95%             2.51%            2.71%            2.44%              1.62%+

 * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 47 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $18,714,796. These loans were collateralized by cash of $19,259,346 which was invested in the following short-term obligation:

                                                                    IDENTIFIED
                                                     SHARES     COST AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     19,259,346        $19,259,346
                                                                   -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $67,044, accumulated undistributed net investment income was decreased by $59,990 and paid-in capital was decreased by $7,054 due to differences between book and tax accounting for non-taxable dividends and currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $49,691.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                      $  7,015,365      $  6,291,678
                                                ------------      ------------
Investments (non-U.S. government securities)    $200,093,766      $150,010,568
                                                ============      ============

The cost and unrealized appreciation and depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                      $ 158,743,850
                                                    =============
Gross unrealized appreciation                       $  32,207,742
Gross unrealized depreciation                          (7,856,924)
                                                    -------------
    Net unrealized appreciation                     $  24,350,818
                                                    =============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                       YEAR ENDED DECEMBER 31, 1999        YEAR ENDED DECEMBER 31, 1998
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,894,393      $  99,477,735        4,092,549      $  75,961,041
Shares issued to shareholders in
  reinvestment of distributions          380,270          7,464,700          157,019          2,870,311
Shares reacquired                     (1,825,341)       (37,205,308)      (1,801,461)       (33,259,568)
                                      ----------      -------------       ----------      -------------
    Net increase                       3,449,322      $  69,737,127        2,448,107      $  45,571,784
                                      ==========      =============       ==========      =============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $937. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

The Series has designated $1,770,681 as a capital gain dividend for the year ended December 31, 1999.

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 13.48%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.
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(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
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